UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2008

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-118873	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Courthouse Street, Suite 201

Williamsburg, Virginia 23188

(757) 229-5648

(Address, including Zip Code and Telephone Number, including Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 14, 2008, MHI Hospitality Corporation’s (“MHI” or the “Company”) wholly-owned subsidiary, MHI Hospitality TRS, LLC (“Lessee”) and MHI Hotels Services, LLC (“Manager”) entered into Amendment Number 2 (“Amendment”) to that certain Hotel Master Management Agreement dated December 21, 2004, as amended (the “Master Agreement”).

The Amendment amends, among other things, certain provisions of the Master Agreement relating to payment by Lessee to Manager of a project management fee equal to five percent (5%) of the total project costs associated with the management, coordination, planning and execution of a major repositioning or product improvement plan for a Company hotel, subject to certain conditions.

The Amendment also amends the Master Agreement by, among other things, the addition of provisions relating to the following:

•	Maintenance by Manager of a system of internal accounting controls;

•	Certification by Manager of the accuracy of its financial data or reports provided to Lessee;

•	Certification by Manager that it has complied with the internal accounting controls requested by Lessee;

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Certification by Manager that it has implemented internal control procedures requested by Lessee and that there are no material deficiencies in such controls, or if deficiencies exist, identification of the deficiencies; and

•

Provision by Manager of descriptions of its internal accounting controls, tests of such internal accounting controls, audit reports and any other information that Lessee or its auditor deem appropriate or necessary for Lessee to fulfill its legal obligations under the federal securities laws and other requirements imposed by law on public companies. .

A copy of the Amendment is attached hereto as Exhibit 10.5A, and is incorporated herein by reference as though it were fully set forth herein. The foregoing summary description of the Amendment and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the Amendment. The Company filed a copy of the Master Agreement as Exhibit 10.5 to Pre-Effective Amendment No. 2 to its Registration Statement on Form S-11 on November 2, 2004.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(i)	Amendment to Mr. Folsom’s Employment Agreement

On January 14, 2008, the Board of Directors of MHI, as recommended by the Company’s Nominating, Corporate Governance and Compensation Committee (the “Compensation Committee”), approved the First Amendment (“First Amendment”), dated as of January 1, 2008, to the Employment Agreement (the “Agreement”), dated as of January 9, 2006, between MHI and David R. Folsom, Chief Operating Officer of MHI.

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The First Amendment amends, among other things, the deferred stock grant provision of the Agreement. According to the First Amendment, in addition to the 10,000 shares of fully vested and transferable stock that Mr. Folsom will receive annually on January 1, 2008, January 1, 2009 and January 1, 2010, 14,000 shares of the 30,000 shares which were previously scheduled to be issued and vest on January 1, 2011, will, pursuant to the First Amendment, be issued as of January 1, 2008 but will vest and become transferable on January 1, 2011, subject to the termination provisions of the amended Agreement. Taking into account the early issuance of the above-mentioned 14,000 shares, the First Amendment provides that the remaining 16,000 shares of the previously scheduled 30,000 shares will be issued and vest on January 1, 2011, subject to the termination provisions of the amended Agreement. Shares issued pursuant to the amended deferred stock grant provision will accrue and pay dividends even if such shares are not fully vested upon issuance.

A copy of the First Amendment is attached hereto as Exhibit 10.20A, and is incorporated herein by reference as though it were fully set forth herein. The foregoing summary description of the First Amendment and the transactions contemplated thereby are not intended to be complete, and are qualified in their entirety by the complete text of the First Amendment. The Company filed a copy of the Agreement as Exhibit 10.20 to its 2005 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 23, 2006.

(ii)	Adoption of Long Term Stock Bonus Plan

On January 14, 2008, the Board of Directors of MHI Hospitality Corporation (“MHI” or the “Company”), as recommended by the Company’s Compensation Committee approved the adoption of the Long Term Stock Bonus Plan (the “Plan”), a stock-based compensation program that will be implemented in conjunction with the Company’s 2004 Long-Term Incentive Plan. The Plan covers the five (5) year period 2007-2011 and applies to Andrew M. Sims, Chief Executive Officer, William J. Zaiser, Chief Financial Officer, and David R. Folsom, Chief Operating Officer (collectively, “Principal Executive Officers”).

The Plan covers a five year period, which commenced in 2007, and establishes a targeted amount of shares to be awarded to each Principal Executive Officer in each year, with 8,000 shares targeted annually for Mr. Andrew Sims, 4,000 shares targeted for Mr. William Zaiser and 2,000 shares targeted for Mr. David Folsom. Fifty percent of the targeted amount of shares will be deemed earned each year if the Principal Executive Officer has been continuously employed by the Company for the full year. The remaining fifty percent of the shares each year will be awarded based on the Company’s and/or the Principal Executive Officer’s performance in the following four areas: 1) Funds from Operations as compared with projections; 2) Shareholder return for the year as compared with the Company’s peer group; 3) Absolute shareholder return, comprised of stock appreciation from the first of each year, together with dividends paid during the year, with 12% as the annual target; and 4) Achievement of individual goals. These four areas will be given equal weight, and within each of these four areas, the Compensation Committee will determine what percentage of the category has been achieved by the Principal Executive Officer and/or the Company.

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Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.5A	Amendment Number 2, dated January 14, 2008, to the Master Agreement, dated December 21, 2004, as amended, between MHI Hospitality TRS, LLC and MHI Hotels Services, LLC.

10.20A	First Amendment, dated January 1, 2008, to the Employment Agreement, dated January 9, 2006, between MHI Hospitality Corporation and David R. Folsom.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2008

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Name:	Andrew M. Sims
Title:	President and Chief Executive Officer

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EXHIBIT INDEX

10.5A	Amendment Number 2, dated January 14, 2008, to the Master Agreement, dated December 21, 2004, as amended, between MHI Hospitality TRS, LLC and MHI Hotels Services, LLC.

10.20A	First Amendment, dated January 1, 2008, to the Employment Agreement, dated January 9, 2006, between MHI Hospitality Corporation and David R. Folsom.

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